UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2021

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 5.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on June 9, 2021, at its Annual Meeting of Stockholders (the “Annual Meeting”) of Beam Global (the “Company”), the stockholders approved and adopted the 2021 Equity Incentive Plan (the “Plan”). The Plan had previously been approved by the Board of Directors, subject to stockholder approval of the Plan. The Plan is described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”), under the caption “Proposal No. 3 - Approval of the Beam Global 2021 Equity Incentive Plan,” which disclosure is incorporated herein by reference. The description of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is attached as an exhibit to this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held virtually on June 9, 2021. At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in the Proxy Statement.

The final results for each of the matters considered at the Annual Meeting were as follows:

Proposal 1 - Election of Directors:

The four individuals listed below were elected at the 2021 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
Desmond Wheatley	2,641,445	28,895
Peter Davidson	2,239,036	431,304
Anthony Posawatz	2,245,140	425,200
Nancy Floyd	2,637,183	33,157

Proposal 2 - Approval to Increase Authorized Common Stock to from 9,800,000 to 350,000,000:

Based on the total votes cast prior to adjournment, the Board of Directors elected to adjourn the Meeting until 9:00 a.m. (Pacific Time) on July 14, 2021 for the sole purpose of allowing stockholders additional time to vote on this proposal.

Proposal 3 - Approval of the Beam Global 2021 Equity Incentive Plan:

The Beam Global 2021 Equity Incentive Plan was approved by the stockholders, by the following votes:

For	Against	Abstain	Broker Non-Votes
1,624,152	1,018,726	27,462	2,536,006

2

Proposal 4 - Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
2,294,287	338,771	37,282	2,536,006

Proposal 5 - Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021 was approved by the following votes:

For	Against	Abstain
5,040,700	106,235	59,411

Item 8.01. Other Events

As reported above under Item 5.07, the adjourned Annual Meeting will be reconvened on July 14, 2021 at 9:00 a.m. (Pacific Time) for the sole purpose of allowing additional time for stockholders to vote on Proposal 2 to increase the Company’s number of authorized common stock from 9,800,000 to 350,000,000 (the “Reconvened Meeting”). Prior to the adjournment of the Annual Meeting, stockholders holding 58.72% of the outstanding number of shares of common stock voted at the Annual Meeting, and, of these, 69.85% were in favor of Proposal 2. Although 69.85% were in favor of Proposal 2, Proposal 2 requires approval from a majority of the outstanding shares of the Company and not simply a majority of a quorum. Because of this and in light of the ongoing COVID-19 pandemic, the Board of Directors believes it is in the best interest of its stockholders to allow for additional time to vote on Proposal 2. The Reconvened Meeting will be a completely "virtual" meeting of stockholders, and stockholders will be able to listen and participate in the virtual meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/BEEM2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	2021 Equity Incentive Plan

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: June 14, 2021	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

4